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                                                                   EXHIBIT 10.87

                              AFC ENTERPRISES, INC.

                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT

         This FIFTH AMENDMENT, dated as of October 30, 2003 (this "AMENDMENT"), to the Credit Agreement, dated as of May 23, 2002, (the "CREDIT AGREEMENT") among AFC ENTERPRISES, INC., a Minnesota corporation (the "BORROWER"), the LENDERS party thereto, JPMORGAN CHASE BANK ("JPMCB"), as Administrative Agent, J.P.MORGAN SECURITIES INC., as Joint Bookrunner and Co-Lead Arranger, CREDIT SUISSE FIRST BOSTON as Joint Bookrunner and Co-Lead Arranger, CREDIT LYONNAIS NEW YORK BRANCH as Co-Documentation Agent, FLEET NATIONAL BANK, INC., as Co-Documentation Agent and SUNTRUST BANK as Co-Documentation Agent, as amended by the First Amendment to the Credit Agreement, dated March 31, 2003, and the Second Amendment to the Credit Agreement, dated May 30, 2003, the Third Amendment to the Credit Agreement, dated July 14, 2003, and the Fourth Amendment to the Credit Agreement dated August 22, 2003, each of the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment being among the Borrower, JPMorgan Chase Bank and the Lenders party thereto, each in their stated capacities. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

         WHEREAS, Borrower and the Lenders have agreed to amend the Credit Agreement to revise the provision relating to delivery of financial reports and other matters, in each case subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

                  1.1      AMENDMENTS TO SECTION 1: DEFINITIONS

                           A. Section 1.01 of the Credit Agreement is hereby
amended by adding the following definitions:

                  "Fifth Amendment" means the amendment to the Credit Agreement dated as of October 30, 2003.

                  "Fifth Amendment Effective Date" means the date on or prior to October 30, 2003 upon which all the conditions precedent set forth in Section 2 of the Fifth Amendment are satisfied.


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                           B. The definition of "Outside Reporting Date" is
deleted and replaced in its entirety by the following:

                  "Outside Reporting Date" means (i) with respect to the delivery of the financial information and statements for fiscal year 2002, December 15, 2003, (ii) with respect to the delivery of the financial information and statements for the first fiscal quarter 2003, second fiscal quarter 2003 and third fiscal quarter 2003, February 28, 2004.

                  1.2      AMENDMENTS TO SECTION 2: THE CREDITS

                           A. Section 2.02 is hereby amended by adding the
following subsection after subsection 2.02(c):

                  "(d) Notwithstanding any other provision of this Agreement to the contrary, the Borrower shall not be entitled to have Revolving Credit Exposure of more than $65,000,000 outstanding until (i) the Borrower has delivered all the financial information and statements required to be delivered by Section 5 hereunder in accordance therewith and (ii) it is determined that the Total Leverage Ratio, as of the date of delivery of the financial information and statements for the earlier of (y) the third fiscal quarter 2003 or (z) any subsequent fiscal quarter, is not more than 2.0:1.0.

                           B. Section 2.10(f) is hereby amended by deleting such
section in its entirety and replacing it with the following:

                  "(f) If on any day on which Loans would otherwise be required to be prepaid pursuant to this Section 2.10, (each a "Prepayment Date"), the amount of such required prepayment exceeds the then outstanding aggregate principal amount of ABR Loans which are of the Class required to be prepaid, and no Default exists or is continuing, then on such Prepayment Date, at any time following the establishment of the Breakage Cost Cash Collateral Account pursuant to Section 8.02, at the election of Borrower, (i) Borrower shall deposit Dollars into the Breakage Cost Cash Collateral Account in an amount equal to such excess, and only the outstanding ABR Loans which are of the Class required to be prepaid shall be required to be prepaid on such Prepayment Date and (ii) on the last day of each Interest Period after such Prepayment Date in effect with respect to a Eurodollar Loan which is of the Class required to be prepaid, the Administrative Agent is irrevocably authorized and directed to apply funds from the Breakage Cost Cash Collateral Account (and liquidate investments held in the Breakage Cost Cash Collateral Account as necessary) to prepay such Eurodollar Loans for which the Interest Period is then ending to the extent funds are available in the Breakage Cost Cash Collateral Account. Notwithstanding any prepayment of Loans made in connection with the Fifth Amendment, the Borrower shall maintain in the Breakage Cost Collateral Account an amount not more than $2,800,000 (the "Escrow Amount") from the proceeds of the SCC Disposition. Following the provision of the Borrower's fiscal year 2002 financial information and statements required pursuant to Section 5.01(a) hereof, the Escrow Amount shall be released from the Breakage Cost Collateral Account upon the receipt of certification by the Borrower of the purchase price adjustment in connection with the SCC Disposition. The Borrower shall use the Escrow Amount only for (i) certified purchase price adjustment payments made in connection


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with the SCC Disposition and (ii) mandatory prepayments of Loans and reductions of Commitments to be applied pursuant to Section 2.10(e) hereof. "

                  1.3      AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS

                           A. Section 5.01(b) is hereby amended by deleting such
section in its entirety and replacing it with the following:

                  "(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided, however, that with respect to Borrower's first fiscal quarter 2003, second fiscal quarter 2003 and third fiscal quarter 2003, such financial information and statements shall be furnished on or before the Outside Reporting Date)."

                           B. Section 5.01 is hereby amended by adding the
following subsection after subsection 5.01(i):

                  "(j) Notwithstanding any other provision of this Agreement, until the Borrower has delivered all the financial information and statements required to be delivered by Section 5 hereunder in accordance therewith, the Borrower shall provide to the Lenders, not later than thirty (30) days after the end of each of the Company's twenty-eight (28) day fiscal periods, a financial report containing, without limitation, information regarding domestic comparative store sales, system sales, total revenues, Indebtedness, Cash, Cash Equivalents, and any other information the Administrative Agent may reasonably request from time to time, in each case to at least the level of detail as customarily provided to executive management and/or the board of directors of the Borrower."

SECTION 2. CONDITIONS PRECEDENT TO EFFECTIVENESS

                  2.1      The effectiveness of the amendments set forth at
Section 1 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof:

                  A. The Borrower, the Required Lenders and the Subsidiary Loan Parties shall have indicated their consent to this Amendment by the execution and delivery of the applicable signature pages to the Administrative Agent.

                  B. As of the Fifth Amendment Effective Date, after giving effect to this Amendment, the representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Fifth


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Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

                  C. As of the Fifth Amendment Effective Date, after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  D. The Administrative Agent shall have received a certificate signed by a Financial Officer of the Borrower and dated the Fifth Amendment Effective Date certifying that, (y) to the best knowledge of the Borrower, it is in compliance with Sections 6.10, 6.12, 6.13, 6.14 and 6.15 of the Credit Agreement and that at no time has it been in default of any such Section based upon the financial information available to said Financial Officer on the Fifth Amendment Effective Date and (z) no event shall have occurred and be continuing that would constitute an Event of Default or a Default (other than as contemplated by the foregoing clause (y) with respect to Sections 6.10, 6.12, 6.13, 6.14 and 6.15 of the Credit Agreement).

                  E. As of the Fifth Amendment Effective Date, the Borrower shall have paid all fees and other amounts due and payable, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under any Loan Document.

                  F. Administrative Agent shall have received, for distribution to all Lenders executing this Amendment by 12:00 noon Eastern time on Thursday, October 30, 2003 an amendment fee equal to 0.125% of such Lenders' outstanding Loans and Commitments immediately prior to the Fifth Amendment Effective Date.

                  G. As of the Fifth Amendment Effective Date, the Borrower shall have instructed the Administrative Agent to release and pay from the Escrow Amount $29,200,000 to be applied to the prepayment of Loans in accordance with subsection 2.10(e).

SECTION 3. REPRESENTATIONS AND WARRANTIES

                  In order to induce Required Lenders to enter into this Amendment, each applicable Loan Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment, that the representations and warranties contained in each of the Loan Documents are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date.

SECTION 4. ACKNOWLEDGMENT AND CONSENT


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                  4.1      Each of Subsidiary Loan Parties of Borrower has (i)
guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure such obligations.

                  4.2 Each Subsidiary Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Loan Party hereby confirms that each Security Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Security Documents, the payment and performance of all Obligations under the Credit Agreement and the Obligations (as such term is defined in the Security Documents) under the Security Documents, as the case may be, including without limitation the payment and performance of all such Obligations under the Credit Agreement and the Obligations under the Security Documents in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended hereby, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations under the Credit Agreement and the Obligations under the Security Documents (whether at stated maturity, by acceleration or otherwise).

                  4.3 Each Subsidiary Loan Party acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Loan Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  4.4 Each Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendments to the Credit Agreement.

SECTION 5. MISCELLANEOUS

                  5.1 This Amendment shall be binding upon the parties hereto and the Lenders and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Loan Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Loan Party without the prior written consent of all Lenders.


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                  5.2      In case any provision in or obligation hereunder
shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  5.3 On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  5.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  5.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

                  5.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  5.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

           [The remainder of this page is intentionally left blank.]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                           AFC ENTERPRISES, INC.,

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Senior Vice President Legal
                                               Affairs, General Counsel &
                                               Secretary

SUBSIDIARY LOAN PARTIES:            AFC PROPERTIES, INC.

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Secretary

                                    AFC OF LOUISIANA, LLC
                                    By: AFC Enterprises, Inc., Sole Member

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Secretary

                                    CHURCH'S TEXAS HOLDINGS, LLC
                                    By: AFC Enterprises, Inc., General Partner

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President



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                                    AFC HOLDINGS OF TEXAS, LLC
                                    By: AFC Enterprises, Inc.

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President

                                    CINNABON INTERNATIONAL, INC.

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary

                                    CT RESTAURANTS, L.P.
                                    By: Church's Texas Holdings, LLC
                                    By: AFC Enterprises, Inc.

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Vice President

                                    CINNABON INC.

                                    By: /s/ Allan J. Tanenbaum
                                        ---------------------------------------
                                        Name: Allan J. Tanenbaum
                                        Title: Senior Vice President/Secretary


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LENDERS:                            JPMORGAN CHASE BANK, INDIVIDUALLY AS A
                                    LENDER AND AS ADMINISTRATIVE AGENT,

                                    By: /s/ H. David Jones
                                        ---------------------------------------
                                        Name: H. David Jones
                                        Title: Vice President

                                   [Individual Lender Signature Pages Omitted]

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